FORM OF AGREEMENT EXECUTED BY EACH OFFICER AND DIRECTOR


                                                     Attachment A


                            AGREEMENT

     The undersigned holder of stock options of Delchamps, Inc. ("Delchamps") hereby agrees as indicated below:

     Check one:

     X I hereby agree to the cancellation of all options to --- purchase common stock of Delchamps held by me in exchange for a cash payment as described in the memorandum dated July 22, 1997 provided to me by Delchamps.

          I hereby agree to exercise all currently exercisable options --- to purchase common stock of Delchamps held by me no later than August 1, 1997. To the extent that I fail to exercise all such exercisable options by August 1, 1997 and to the extent that I hold options to purchase Delchamps common stock that are not currently exercisable, I agree to the cancellation of all options to purchase common stock of Delchamps held by me in exchange for a cash payment as described in the memorandum dated July 22, 1997 provided to me by Delchamps.



_____________                     __________________________________
    Date                                        Name


                                  __________________________________
                                             Signature


                                   * Return to Timothy Kullman
                                    no later than July 30, 1997

Agreed to and accepted:

DELCHAMPS, INC.


By: _________________________________